Asset Acquisition and Project Work in Progress	6 Months Ended
Nov. 30, 2025
Asset Acquisition and Project Work in Progress
Asset Acquisition and Project Work in Progress

Note 8 – Asset Acquisition and Project Work in Progress

On June 27, 2025, the Company completed an asset acquisition consisting of a portfolio of carbon-offset projects (the “Projects”). The transaction did not meet the definition of a business combination under ASC 805-10 because the acquired group of assets did not include an integrated set of activities capable of producing outputs. Accordingly, the acquisition has been accounted for as an asset acquisition in accordance with ASC 805-50.

Total Cost of Acquisition

The Company paid cash consideration of $314,441 to the sellers and incurred $180,819 of direct legal expenses and $109,833 of due-diligence fees directly attributable to the acquisition. In accordance with ASC 805-50, these transaction costs were capitalized as part of the acquisition cost. The total capitalized cost of the Projects was $605,093.

Nature of Assets Acquired

Management evaluated the nature of the assets acquired and determined that no separately identifiable intangible rights, contractual concessions, or tangible property were transferred other than the underlying in-process project activities. Substantially all economic value acquired relates to carbon-credit production already in progress at the acquisition date, which is expected to result in verified credits upon completion of the remaining verification and issuance procedures. Because the acquired value represents in-process production intended for sale, the total purchase price and capitalized transaction costs have been allocated entirely to Inventory – Project Work in Progress.

Measurement Basis

The Projects are recorded at cost, representing the total consideration transferred and directly attributable acquisition expenditures, consistent with ASC 805-50-30-3. Work-in-progress inventory is subsequently measured at the lower of cost or net realizable value in accordance with ASC 330. No goodwill or other identifiable intangible assets were recognized. Costs incurred after the acquisition that relate directly to continued project development are capitalized as additions to WIP until verified carbon credits are issued, at which time such balances will be reclassified to Inventory – Carbon Credits.

Fair-Value Considerations

Although recorded at cost, management believes the estimated fair value of the acquired Projects exceeds $22 million, based on market-based indications of expected credit issuance volumes and prevailing carbon-credit pricing. The difference between the purchase price and management’s view of fair value primarily reflects the project-specific risks and uncertainties evaluated by market participants at the time of negotiation, including verification timelines, regulatory changes, and potential variability in issuance volumes. In accordance with U.S. GAAP, such fair-value differences are not recognized in the financial statements, and the Projects continue to be carried at their historical cost basis.

Subsequent Developments and Valuation Sensitivity

Management continually monitors market conditions, verification milestones, and registry guidance that could affect the estimated realizable value of the Projects. As each Project progresses toward independent verification and credit issuance, management intends to reassess key assumptions including verified-credit volumes, expected market prices, and discount factors to evaluate whether any indicators of impairment or changes in net realizable value exist. Should verification proceed as anticipated and market pricing remain consistent with current levels, the Company expects the aggregate realizable value of the Projects to approximate or exceed management’s current fair-value estimate. However, adverse developments in regulatory frameworks, verification timing, or market demand for voluntary carbon credits could materially reduce future realized values.